HSBC FUNDS

HSBC Prime Money Market Fund
HSBC U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund
HSBC U.S. Treasury Obligations Money Market Fund
(the “Funds”)

Supplement dated August 16, 2013
to the Statement of Additional Information dated February 28, 2013, as supplemented (the “SAI”)

The Board of Trustees of the HSBC Funds (the “Trust”) has approved changes to the policies and procedures relating to the disclosure of the Trust’s portfolio securities. These changes will permit the Funds to disclose their portfolio holdings on a more frequent basis, typically on a weekly basis subject to a delay of five (5) business days. Accordingly, effective August 22, 2013, the section of the SAI entitled the “Disclosure of Portfolio Holdings” beginning on page 24 is replaced with the following:

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies and procedures relating to the disclosure of the Trust’s portfolio securities (the “Policy”). The Policy is designed to ensure that the disclosure of holdings information is necessary to the Trust’s operation or useful to the Trust’s shareholders without compromising the integrity or performance of the Trust. Disclosure of information regarding the portfolio holdings of the Funds occurs only upon the determination by the Trust’s Chief Compliance Officer (“CCO”) that such disclosure is in the best interests of the Funds’ shareholders and that it does not present a conflict of interest between the shareholders and the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, its principal underwriter, or any subadviser of the Funds.

Pursuant to applicable law, the Trust is required to disclose its complete portfolio holdings quarterly within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are also available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. These reports are also available, free of charge, on the Trust’s website at www.investorfunds.us.hsbc.com. The Funds will also disclose on the Adviser’s Web site, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the dollar-weighted average portfolio maturity and dollar-weighted average portfolio life of each Fund. In addition, each Fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information of the Fund. The Funds’ Form N-MFP filings will be available on the SEC’s Web site, on a delayed basis two months after filing with the SEC, and the Adviser’s Web site will contain a link to such filings.

The Funds will also publicly disclose the complete schedule of each Fund’s portfolio holdings on a weekly or monthly basis. This information, which will include portfolio holdings, sector holdings and other characteristics, will generally be available on the Adviser’s Web site subject to a delay of five (5) business days. The disclosure of weekly portfolio holdings information, however, may not occur when monthly portfolio holdings information will be available shortly before or after the date on which the weekly portfolio holdings information would otherwise be available. Portfolio holdings information will be available until it is updated as of the following period. The information on the Adviser’s Web site is publicly available to all categories of persons.

The Trust or the Adviser may share non-public holdings information of the Trust on a more frequent basis with the Adviser and other service providers to the Trust (including the Trust’s custodian; the Sub-Administrator; and pricing services such as FT Interactive). In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Standard & Poor’s, Morningstar, Lipper Analytical Services and Bloomberg L.P. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust’s officers may authorize the disclosure of the Trust’s holdings portfolio information to service providers where such service provider needs the information to fulfill its duties.

The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to Fund counsel and the Trust’s CCO. The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

Currently, the Trusts have arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper Analytical Services (10 days after the end of each month), Morningstar (between 60-70 days after the end of each quarter), Bloomberg L.P. (60 days after the end of each quarter) and Standard & Poor’s Corporation (between 3-5 days after the end of each week).

No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, a Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI
FOR FUTURE REFERENCE